Sunstone Financial Group, Inc.
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202
Phone:  (414) 271-5885
FAX:  (414)  271-5910

March 27, 1996

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:  Wasatch Funds, Inc.
     (33-10451; 811-4920)
     Filing Under Rule 497(e) of the Securities Act of 1933

Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement to the Prospectus dated January 31, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Very truly yours,

/S/ RANDY PAVLICK
Vice President

Encl.

RP/jv


                              WASATCH FUNDS, INC.

                                   Supplement
                              dated April 1, 1996
                    to the Prospectus dated January 31, 1996

Exchange Privilege

As provided in the Prospectus, shares of any Wasatch Fund may be exchanged for any other Wasatch Fund. Wasatch Funds also offer the ability to exchange between Wasatch Funds and the Northern U.S. Government Money Market Fund (the "Money Market Fund"). All exchanges will be made at the per share net asset value of the shares to be redeemed, and the per share net asset value of the shares to be purchased, in both cases as next determined after receipt and acceptance of proper instructions for the exchange. Generally, exchange requests received in proper order and accepted by the Funds by 3:00 p.m. Central time on a day during which each fund's net asset value is determined will be effective that day for both the fund being purchased and the fund being redeemed. Please note that when exchanging from a Wasatch Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund the day following the exchange. When exchanging from the Money Market Fund to a Wasatch Fund, your exchange proceeds will include income from the Money Market Fund through the date of the exchange.

This information supersedes the information about the timing of exchanges between Wasatch Funds and the Money Market Fund which appears on page 30 of the Prospectus. Please refer to the section "Exchange Privilege" in the Prospectus, as revised above, for further information about the exchange privilege including procedures and limitations.

Shareholders with questions regarding the exchange features offered by the Funds should contact the Funds at 1-800-551-1700. This Supplement should be retained with your Prospectus for future reference.